T. Rowe Price
Limited-Term Bond Portfolio

Annual Report

December 31, 1996

Dear Investor

After taking its lumps in the first half of 1996, the bond market largely rebounded over the last six months. The economy slowed and inflation fears subsided, allowing interest rates to settle into a narrow range after their sharp ascent earlier in the year. After posting a slight loss in the first half, the Lehman Aggregate Bond Index, a broad measure of the market's performance, returned 4.9% in the second half. Due to the earlier loss, however, its full-year return was a modest 3.6%.

At midyear, the economy appeared to be gaining momentum, and consumer prices were on the rise, leading to fears that inflation was making a comeback. Indeed, the economy grew at a robust 4.7% annualized rate in the second quarter. The financial markets widely expected the Federal Reserve to raise the key federal funds target to curb accelerating growth. The bond market responded by raising yields on the two-year Treasury note and current coupon GNMA to highs of 6.3% and 8%, respectively, as shown in the chart.

Chart 1 - Yield Comparison

However, the Fed chose to stay the course, keeping the fed funds target at 5.25%, where it had been since January. That strategy proved correct, as the economy slowed to a more moderate 2.1% growth pace in the third quarter and inflation fears subsided.

In the fall and especially after the presidential election in early November, the bond market rallied on confirmation of slower growth, subdued inflation, and continuation of the status quo in Washington with a Democratic White House and a Republican-controlled Congress. Despite an uptick in December after Fed Chairman Alan Greenspan's remark about potential "irrational exuberance" in the financial markets, the two-year Treasury and current coupon GNMA yields ended the year below their levels of six months ago.

Intermediate interest rates finished slightly higher over the last 12 months, after fluctuating in a wide range. Therefore, bond returns came entirely from income rather than price appreciation. High-yield (lower-quality) bonds and mortgage-backed issues performed best in this environment.

Performance and Strategy Review

With interest rates settling into a narrow range over the last six months, we concentrated on maintaining a slightly above-average yield and keeping the portfolio's duration between
2.6 and 2.8 years. (Duration is a measure of a bond portfolio's price sensitivity to interest rate changes.)

As part of our strategy to add incremental yield, we continued to hold a significant portion of assets in high-quality corporate bonds and mortgage-backed securities because they provide higher levels of income. This strategy proved beneficial as both sectors outperformed Treasuries during the second half.

Performance Comparison

Periods Ended 12/31/96        6 Months  12 Months
_____________________________________________________________

Limited-Term
Bond Portfolio                   3.82%     3.26%

Lipper Short Intermediate
Investment-Grade Debt
Funds Average                    3.95      4.28

Your portfolio posted a solid return over the last six months, though slightly behind its peer group average. Results for the 12 months ended December 31 were lackluster and again lagged the peer group because of our relatively longer duration earlier in the year when the bond market soured.

In the past few months, we increased our mortgage position to 29% of net assets and reduced our corporate bond holdings (including asset-backed securities and commercial paper) to about 50% as their relative values became increasingly less attractive. Our mortgage holdings are concentrated in securities with relatively stable cash flows in changing rate environments, namely short-duration, 15-year pass-throughs, collateralized mortgage obligations (CMOs), and securities with balloon payments. These tend to be less volatile than more traditional pass-through mortgage issues and can perform somewhat differently from the overall mortgage market.

Our reductions in corporate holdings were primarily in lower-quality issues. We eliminated our BB-rated holdings and trimmed many of our BBB-rated finance and industrial holdings, as well as lower-rated media and telecommunications bonds. Overall credit quality remains high, with 88% of portfolio assets invested in securities rated A or higher.

There were two reasons behind this drive to improve quality. First, the yield advantage of lower-quality versus higher-quality bonds narrowed, making it harder to justify taking on the additional credit risk. Second, the risk of credit downgrades among investment-grade issuers increased somewhat with the growing use of cash and debt (as opposed to equity) to finance merger activity late in the year.

Overall, the portfolio continued to be well diversified among U.S. Treasuries, corporate bonds, and mortgage-backed issues, as shown in the table following this letter. Our positions in utilities and banking were high at 8% and 10%, respectively, because they were among the few sectors with attractive valuations.

Summary and Outlook

The economy has seemingly settled into a moderate growth pattern, and the Fed has apparently adopted a wait-and-see approach. In coming months, as the current economic expansion approaches its sixth anniversary, bonds should at least earn their coupons as long as growth remains moderate and inflation stays in check.

Respectfully submitted,

Edward A. Wiese
Executive Vice President
and Chairman of the Investment Advisory Committee

January 20, 1997

Portfolio Highlights

Key Statistics

                                               Periods
                                                 Ended
                                              12/31/96
____________________________________________________________

Dividend Yield*

  6 months                                        5.88%

  12 months                                       5.96

Dividend Per Share

  6 months                                  $     0.14

  12 months                                       0.29

Change in Price Per Share

  6 months (from $4.89 to $4.93)            $     0.04

  12 months (from $5.06 to $4.93)                -0.13

Weighted Average Maturity (years)                 3.5

Weighted Average Effective Duration (years)       2.8
____________________________________________________________

*Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

Quality Diversification

                        Percent of          Percent of
                        Net Assets          Net Assets
                           6/30/96            12/31/96
______________________________________________________________

Quality Rating*

  AAA                           56%                 55%

  AA                             7                   6

  A                             22                  27

  BBB                           13                  12

  BB                             2                   -

  B                              -                   -
________________________________________________________________

Weighted Average Quality        AA                  AA
_________________________________________________________________

*Based on T. Rowe Price research.

Portfolio Highlights

Security Diversification

                              Percent of    Percent of
                              Net Assets    Net Assets
                                 6/30/96      12/31/96
________________________________________________________________

Mortgage-Backed Securities            21%           29%

U.S. Treasury Obligations             24            21

Banking                                4            10

Utilities                              7             8

Industrials                           10             8

Commercial Paper                      11             5

Asset-Backed Securities                4             4

Finance and Credit                     5             3

Investment Dealers                     4             3

Transportation                         2             3

Retail                                 2             2

Consumer Products                      1             2

All Others                             4             3

Other Assets Less Liabilities          1            -1

T. Rowe Price Limited-Term Bond Portfolio

December 31, 1996

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 2 - Limited Term Bond Portfolio

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                           Since Inception
Periods Ended 12/31/96          1 Year Inception      Date
_______________________________________________________________

Limited-Term Bond Portfolio      3.26%     5.94%   5/13/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Limited-Term Bond Portfolio

                                    For a share outstanding
                                     throughout each period
                                 _______________________________
                                     Year  5/13/94
                                    Ended       to
                                 12/31/96  12/31/95 12/31/94

NET ASSET VALUE

Beginning of period              $   5.06  $  4.92  $  5.00

Investment activities
  Net investment income              0.29     0.33     0.21
  Net realized and unrealized
  gain (loss)                       (0.13)    0.14    (0.08)

  Total from investment activities   0.16     0.47     0.13

Distributions
  Net investment income             (0.29)   (0.33)   (0.21)

NET ASSET VALUE

End of period                    $   4.93  $  5.06  $  4.92
                                 _______________________________

Ratios/Supplemental Data

Total return                        3.26%    9.88%    2.62%

Ratio of expenses to average
net assets                          0.70%    0.70%    0.70%!

Ratio of net investment income to
average net assets                  5.83%    6.60%    6.63%!

Portfolio turnover rate             97.7%    73.7%   146.0%!

Net assets, end of period
(in thousands)                   $ 12,312  $ 3,966  $ 2,081

! Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price Limited-Term Bond Portfolio

December 31, 1996

                                      Par/Shares      Value
_________________________________________________________________
                                                         In
                                                  thousands

CORPORATE BONDS AND NOTES  40.9%

Banking  10.2%

Banco Latinoamericano
  Notes, (144a)
  6.97%, 10/16/00                      $     100   $    100

Bankers Trust of New York
  Deb., 9.50%, 6/14/00                       100        109

Barnett Banks, Sub. Notes
  8.50%, 3/1/99
                                              75         78
Chase Manhattan
  Sub. Notes
  8.00%, 4/15/02                              35         35

Credit Foncier France
  Eurodollar, Notes
  8.00%, 2/23/98                             100        102

First Hawaiian, Sr. Notes
  6.25%, 8/15/00                             100         99

First Union, Sub. Notes
  9.45%, 6/15/99                             100        107

Firstar, Sub. Notes
  7.15%, 9/1/00                               15         15

Great Western Financial
  Notes, 6.375%, 7/1/00                      100         99

HSBC Finance Nederland
  Sub. Gtd. Notes, (144a)
  7.40%, 4/15/03                              80         82

MBNA, Sr. Notes
  7.49%, 9/14/99                             100        103

Midlantic, Deb.
  9.25%, 9/1/99                              100        106

Northern Trust, MTN
  9.15%, 3/13/98                              25         26

Republic of New York, Deb.
  8.875%, 2/15/01                            110        119

Shawmut, Deb.
  8.125%, 2/1/97                              50         50

Union Planters, Sub. Notes
  6.25%, 11/1/03                              25         24

                                                      1,254
Consumer Products  2.1%

Anheuser Busch
  Deb., 8.75%, 12/1/99                       100        106

  Notes, 6.75%, 8/1/03                        50         50

Grand Metropolitan Investment
  Gtd. Notes
  6.50%, 9/15/99                       $     100   $    100

                                                        256

Finance and Credit  3.3%

Advanta, MTN
  7.00%, 5/1/01                               75         75

American Express Credit
  Deb., 8.50%, 6/15/99                       100        105

Aristar, Sr. Notes
  7.875%, 2/15/99                             50         52

Chubb, Deb.
  8.75%, 11/15/99                             75         78

Heller Financial, Notes
  5.625%, 3/15/00                            100         97

                                                        407

Industrials  7.7%

Alcan Aluminum Ltd.
  Deb., 5.875%, 4/1/00                       130        128

Burlington Industries
  Notes, 7.25%, 9/15/05                       50         49

Corning, Deb.
  8.75%, 7/15/99                             100        105

Eaton Off Shore Ltd.
  Gtd. Notes
  9.00%, 2/15/01                             100        107

Ford Motor Credit, MTN
  8.21%, 3/16/99                             100        104

Freeport McMoRan
  Sr. Notes
  7.00%, 2/15/08                              50         48

General Motors Acceptance
  Corporation, MTN
  6.625%, 4/24/00                            100        100

International Paper, Deb.
  9.70%, 3/15/00                             100        109

Lockheed, Deb.
  9.375%, 10/15/99                            15         16

Lockheed Martin, Notes
  6.55%, 5/15/99                              85         85

WMX Technologies, Notes
  7.125%, 6/15/01                            100        102

                                                        953

Investment Dealers  2.9%

Bear Stearns, Notes
  7.625%, 9/15/99                      $      80   $     83

Lehman Brothers, MTN
  6.75%, 5/24/99                             100        100

Merrill Lynch, Notes
  7.05%, 4/15/03                             100         99

Salomon, MTN
  5.90%, 2/9/98                               75         75

                                                        357

Media and Communications  1.7%

Lucent Technologies, Notes
  6.90%, 7/15/01                             100        102

News America Holdings
  Sr. Notes, 7.50%, 3/1/00                   100        102

                                                        204
Petroleum  0.2%

Occidental Petroleum
  MTN, 5.85%, 11/9/98                         25         25

                                                         25

Retail  2.3%

Dayton Hudson, Notes
  7.50%, 3/1/99                              100        102

Rite Aid, Notes
  6.70%, 12/15/01                             75         75

Sears Roebuck & Co.
  MTN, 8.23%, 5/4/99                         100        104

                                                        281
Transportation  2.7%

Burlington Northern, Notes
  7.40%, 5/15/99                              75         76

Delta Air Lines, Deb.
  9.875%, 5/15/00                            100        108

Federal Express, Notes
  6.25%, 4/15/98                              97         97

Union Pacific, Notes
  7.00%, 6/15/00                              50         51

                                                        332

Utilities  7.8%

Baltimore Gas & Electric
  1st Mtg. Notes
  8.40%, 10/15/99                            100        105

Commonwealth Edison
  1st Mtg. Bonds
  9.375%, 2/15/00                             75         80

Connecticut Light & Power
  1st Ref. Mtg. Bonds
  5.50%, 2/1/99                        $     100   $     97

Consumers Power
  1st Mtg. Bonds
  6.875%, 5/1/98                              15         15

Long Island Lighting
  Gen. & Ref. Bonds
  8.75%, 2/15/97                              40         40

MCI Communications
  Sr. Notes
  7.125%, 1/20/00                            100        102

Midamerican Energy
  Sr. Notes
  6.50%, 12/15/01                            100         99

Orange & Rockland Utilities
  Deb., 6.14%, 3/1/00                         50         49

Pacific Gas & Electric
  1st Mtg. Bonds
  8.75%, 1/1/01                               50         54

Progress Capital Holdings
  MTN, (144a)
  6.88%, 8/1/01                              150        151

Public Service Electric & Gas
  1st Ref. Mtg. Bonds
  6.25%, 1/1/07                               75         71

System Energy Resources
  1st Mtg. Notes
  6.00%, 4/1/98                              100         99

                                                        962

Total Corporate Bonds and Notes
(Cost  $5,026)                                        5,031

WARRANTS  0.0%

President Casinos
  Warrants, 9/30/99*!#                         1          0

Total Warrants (Cost  $1)                                 0

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  28.6%

U.S. Government Agency Obligations  21.7%

Federal Home Loan Mortgage
  5 year balloon
    5.00%, 6/1/99                            114        112

    6.00%, 4/1/99                             39         38

  7 year balloon
    6.50%, 12/1/99                     $     288   $    288

    7.00%, 5/1/99                            147        149

  REMIC
    5.40%, 10/15/12                          200        198

    5.50%, 6/15/13                           250        249

    6.00%, 2/15/03                           200        200

    6.75%, 10/15/03                          250        251

    7.00%, 3/15/08                            70         71

Federal National Mortgage Assn.
    7.00%, 4/1/09                            488        491

  REMIC
    5.35%, 9/25/02                           250        248

    6.50%, 5/25/04                           250        251

    7.00%, 6/25/03                            79         80

    7.50%, 8/25/05                            46         47

                                                      2,673
U.S. Government Guaranteed Obligations  6.9%
Government National Mortgage Assn.
  I
    6.50%, 5/15/09                           579        573

    10.00%
       11/15/09 - 4/15/19                    125        137

  Midget, I
    10.00%
       11/15/00 - 2/15/01                     65         68

    10.50%
       4/15/98 - 6/15/99                      62         64

                                                        842
Total U.S. Government Mortgage-
Backed Securities (Cost  $3,489)                      3,515

U.S. GOVERNMENT OBLIGATIONS  21.8%

U.S. Government Agency Obligations  1.0%

Federal Home Loan Mortgage
    6.725%, 8/15/00                           30         30

Federal National Mortgage Assn.
    7.65%, 10/6/06                           100        101

                                                        131
U.S. Treasury Obligations  20.8%

U.S. Treasury Notes
    6.375%
       5/15/99 - 8/15/02                     650        655

    6.50%
       8/31/01 - 10/15/06                  1,525      1,540

    6.875%, 3/31/00                    $     200   $    204

    7.50%, 5/15/02                           150        159

                                                      2,558
Total U.S. Government Obligations
(Cost  $2,696)                                        2,689

ASSET-BACKED SECURITIES  4.5%

Credit Card-Backed  2.5%

American Express Master
  Trust, 7.15%, 8/15/99                       50         51

Discover Credit Card
    7.85%, 11/21/00                          100        103

First Deposit Master Trust
    6.05%, 8/15/02                           100        100

Signet Credit Card Master
  Trust, 5.20%, 2/15/02                       50         49

                                                        303

Home Equity Loans-Backed  0.8%

Access Financial Mortgage
  Loan Trust
    6.90%, 5/18/11                           100        101

                                                        101
Receivables-Backed  1.2%

Harley Davidson Eaglemark
    6.35%, 10/15/02                           50         50

Yamaha Motor Master Trust
    6.20%, 5/15/03                           100         99

                                                        149
Total Asset-Backed Securities
(Cost  $551)                                            553

MUNICIPAL BONDS  0.3%

Taxable Municipal  0.3%

University of Miami, GO
    6.90%, 4/1/04                             40         40

Total Municipal Bonds (Cost  $40)                        40

COMMERCIAL PAPER  4.6%

Investments in Commercial
  Paper through a joint
  account
    6.75 - 7.10%, 1/2/97                     568        568

Total Commercial Paper (Cost  $568)                     568

Total Investments in Securities
100.7% of Net Assets (Cost  $12,371)               $ 12,396

Other Assets Less Liabilities                           (84)

NET ASSETS                                         $ 12,312

Net Assets Consist of:

Accumulated net investment income -
 net of distributions                              $    (22)

Accumulated net realized gain/loss -
 net of distributions                                   (70)

Net unrealized gain (loss)                               25

Paid-in-capital applicable to 2,499,462
 shares of $0.0001 par value capital stock
 outstanding; 1,000,000,000 shares of the
 Corporation authorized                              12,379

NET ASSETS                                         $ 12,312
                                                   ___________

NET ASSET VALUE PER SHARE                          $   4.93
                                                   ___________

!       Private Placement
*       Non-income producing
#       Securities contain some restrictions as to public
resale.
GO      General Obligation
MTN     Medium Term Note
REMIC   Real Estate Mortgage Investment Conduit
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 2.7% of net assets.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Limited-Term Bond Portfolio

In thousands

                                                       Year
                                                      Ended
                                                   12/31/96

Investment Income

Income

Interest income                                 $       534

Expenses

Investment management and administrative                 57

Net investment income                                   477

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                  (78)

Change in net unrealized gain or loss
on securities                                           (29)

Net realized and unrealized gain (loss)                (107)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                          $       370
                                                _____________
The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Limited-Term Bond Portfolio

In thousands

                                            Year
                                           Ended
                                        12/31/96   12/31/95

Increase (Decrease) in Net Assets

Operations
  Net investment income                 $    477   $    165
  Net realized gain (loss)                   (78)       (5)
  Change in net unrealized gain
  or loss                                    (29)        79

  Increase (decrease) in net assets
  from operations                            370        239

Distributions to shareholders
  Net investment income                     (477)      (165)

Capital share transactions*
  Shares sold                             15,053      2,070
  Distributions reinvested                   477        165
  Shares redeemed                         (7,077)      (424)

  Increase (decrease) in net assets
  from capital share transactions          8,453      1,811

Net Assets

Increase (decrease) during period          8,346      1,885
Beginning of period                        3,966      2,081

End of period                           $ 12,312   $  3,966
                                        ______________________
*Share information
  Shares sold                              3,056        413
  Distributions reinvested                    97         33
  Shares redeemed                         (1,438)       (85)

  Increase (decrease) in shares
  outstanding                              1,715        361

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Limited-Term Bond Portfolio

December 31, 1996

Note 1 - Significant Accounting Policies

T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Warrants are valued at the last bid price.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $6,795,000 and $2,527,000, respectively, for the year ended December 31, 1996. Purchases and sales of U.S. government securities aggregated $9,273,000 and $4,882,000, respectively, for the year ended December 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has an unused realized capital loss carryforward for federal income tax purposes of $70,000, which expires in 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.
_________________________________________________________________

Undistributed net investment income        $    (8,000)
Undistributed net realized gain                  8,000

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $12,371,000, and net unrealized gain aggregated $25,000, of which $70,000 related to appreciated investments and $45,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.70% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Fixed Income Series,
Inc.
and Shareholders of the Limited-Term Bond Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Limited-Term Bond Portfolio (one of the portfolios constituting T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to contractholders and to others who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP656 (3/97)
RPRTLTP 12/31/96

Chart 1 - Yield Comparison - A 4-line chart showing yields on the
5-year Treasury note, 2-year Treasury note, current coupon GNMA, and Federal Funds Rate from 12/31/95 through 12/31/96.

Chart 2 - Limited Term Bond Portfolio - Performance Comparison showing the cumulative growth of $10,000 invested in the Limited-Term Bond Balance Portfolio from inception compared with $10,000 invested in a broad-based index or average over the same period.